Nature of Business	12 Months Ended
Dec. 31, 2018
Disclosure For Nature Of Business [Abstract]
Nature of Business
Note 1. Nature of Business
MFC Bancorp Ltd. (“MFC Bancorp” or the “Company” is incorporated under the laws of the Cayman Islands. MFC Bancorp and the entities it controls are collectively known as the “Group” in these consolidated financial statements. The Group is a merchant bank that provides financial services, with its core asset being an interest in the Scully Iron Ore Mine in Newfoundland & Labrador, Canada. In addition, the Group owns other merchant banking assets and seeks to invest in businesses or assets whose intrinsic value is not properly reflected. The Group’s investing activities are generally not passive. The Group actively seeks investments where its financial expertise and management can add or unlock value.
On July 14, 2017, the former holding company of the Group completed a plan of arrangement (the “Arrangement”) under the Business Corporations Act (British Columbia). The Arrangement was approved by its shareholders and the British Columbia Supreme Court in July 2017. Pursuant to the Arrangement and the Court order, among other things: (i) its common shares were consolidated on a 100 for 1 basis, with any resulting fractional shares being eliminated and, thereafter, such shares were split on a 1 for 20 basis (the “Share Consolidation /  Split”); and (ii) each holder of its shares received one of our common shares for each share held as of the effective date of the Arrangement. In these consolidated financial statements, the number of shares and earnings per share in the prior period have been restated to reflect the Share Consolidation / Split.